Allstate Life Insurance Company of New York

Allstate Life of New York Separate Account A

Supplement dated June 23, 2006

to the

Prospectus dated May 1, 2006 for

The Allstate Variable Annuities

(Allstate Variable Annuity – B Share and Allstate Variable Annuity – L Share)

This supplement amends the above referenced prospectus for the Allstate Variable Annuity – B Share and Allstate Variable Annuity – L Share contracts (each, a “Contract”) offered by Allstate Life Insurance Company of New York. Please keep this supplement for future reference together with your prospectus. All capitalized terms have the same meaning as those included in the prospectus.

All footnote references throughout the prospectus for the Morgan Stanley VIS Information Portfolio - Class Y Portfolio and corresponding Variable Sub-Account are changed as follows:

Effective June 23, 2006, the Morgan Stanley VIS Information Portfolio - Class Y is no longer available as an investment alternative. Therefore, the corresponding Morgan Stanley VIS Information – Class Y Sub-Account that invests in this Portfolio is closed and is no longer offered as of June 23, 2006. We will no longer accept purchase payments, permit transfers or any allocations to this Variable Sub-Account. Any amount invested in the Morgan Stanley VIS Information – Class Y Sub-Account as of June 23, 2006 was transferred to the Morgan Stanley VIS Money Market - Class Y Sub-Account.